John Hancock Funds II

Supplement dated 7-18-2013 to the current Summary Prospectus

Emerging Markets Fund (the “Fund”)

Stephen A. Clark no longer serves as a portfolio manager of the Fund. Accordingly, all references to Stephen A. Clark as a portfolio manager on the investment management team of the Fund are removed from this Fund’s Summary Prospectuses for all share classes of the Fund.

The other portfolio managers of the Fund, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray and Karen E. Umland, CFA continue to manage the Fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.